ETF Opportunities Trust N-CSRS

Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Karen Shupe, Principal Executive Officer of the ETF Opportunities Trust, (the “registrant"), certify that:

1.	The N-CSRS of the registrant for the period ended April 30, 2024 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Karen Shupe
Karen Shupe
Principal Executive Officer

Date:	July 5, 2024

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO COMMONWEALTH FUND SERVICES, INC. AND WILL BE RETAINED BY COMMONWEALTH FUND SERVICES, INC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Ann MacDonald, Principal Financial Officer of the ETF Opportunities Trust, (the “registrant"), certify that:

1.	The N-CSRS of the registrant for the period ended April 30, 2024 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Ann MacDonald
Ann MacDonald
Principal Financial Officer

Date:	July 5, 2024

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO COMMONWEALTH FUND SERVICES, INC. AND WILL BE RETAINED BY COMMONWEALTH FUND SERVICES, INC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.